THE JAPAN FUND, INC.

                          SUPPLEMENT DATED MAY 4, 2007
                    TO THE PROSPECTUS DATED JANUARY 29, 2007

This Supplement modifies the Prospectus. Please keep this Supplement and read it together with the Prospectus.

Effective immediately, on pages 8 and 12, delete the word "President" and replace it with the following: Chief Executive Officer.







SEC File Number:

The Japan Fund, Inc.  811-01090                                JPN-SK-004-0100

                              THE JAPAN FUND, INC.

                       SUPPLEMENT DATED MAY 4, 2007 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 29, 2007

This Supplement provides new and additional information beyond that which is contained in the Prospectus and Statement of Additional Information ("SAI"). Please keep this Supplement and read it together with the Prospectus and SAI.

Effective immediately, on pages 1 and 26, delete the word "President" and replace it with the following: Chief Executive Officer.

On page 31, delete the heading "THE PRESIDENT" and the text below it describing the President's role and in its place insert the following:

         THE CHIEF EXECUTIVE OFFICER

         In addition to its service providers, the Fund has a Chief Executive Officer ("CEO"), appointed by the Board of Directors. The CEO is responsible for the implementation of the Fund's strategies and goals and for recommending to the Board all polices and procedures necessary to the viable and effective management of the Fund. The office of the Chief Executive Officer is located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456. The responsibilities of the CEO include:

         o recommending to the Board providers of the services essential to the effective management of the Fund, including portfolio management, fund administration, fund accounting, transfer agency, distribution, custodian, legal, and auditing;

         o overseeing the work of the service providers, and making regular reports to the Board concerning their performance;

         o recommending to the Board the replacement of any service provider when such replacement is deemed to be in the best interest of the shareholders; and negotiating with new providers the terms of their relationships with the Fund;

         o representing the Fund, as appropriate, in dealing with shareholders, the media, industry associations, and other outside interests; and

         o performing such other functions as may be necessary to the viability and effectiveness of the Fund in serving the interests of the shareholders.

On page 46, insert the following footnote after William L. Givens *:

* Effective April 26, 2007 William L. Givens is treated as an interested director because he serves as Chief Executive Officer of the Fund.

                                  (Page 1 of 2)
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On pages 47 and 48, delete the text for John McNamara and insert in its place:

WILLIAM L. GIVENS (77) - Director and Chairman of the Board of Directors (since
1978) and Chief Executive Officer of the Fund (since April 2007) - Director of Japan Operations, Ovation Products Corp. (technology development), 2001 to present; President, Twain Associates (management consulting), 1978 to present.

RICHARD F. COOK, Jr. (56) # - Chief Compliance Officer (since April 2007) - Officer of Foreside Fund Services, LLC since November 2005, and Director of Foreside Compliance Services LLC, since January 2006. Chief Compliance Officer of the Taiwan Fund, Inc., since 2007 and the Guinness Atkinson Funds since December 2005. From 2002, Founder and Managing Member of NorthLake, LLC. From 1985 to 2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.

_____________
# The address for Richard F. Cook, Jr. is Foreside Compliance Services, LLC, Two Portland Square, 1st Floor, Portland, ME 04101.




                                  (Page 2 of 2)

                                                                 JPN-SK-005-0100